SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) December 23, 2004

RYERSON TULL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-9117	36-3425828
(Commission File Number)	(I.R.S. Employer Identification No.)

2621 West 15th Place, Chicago, Illinois 60608

(Address Of Principal Executive Offices, including Zip Code)

(773) 762-2121

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01	Other Events

On October 26, 2004, Ryerson Tull, Inc. (the “Company”) entered into a definitive agreement to purchase Integris Metals, Inc. (“Integris”), a joint venture between Alcoa Inc. and BHP Billiton. The Company will purchase all of the equity interest in Integris for $410 million plus assumption of Integris’ debt, which was approximately $250 million as of October 1, 2004. The transaction is expected to be completed by early 2005, subject to customary closing conditions. Information relating to Integris is attached hereto as Exhibit 99.1.

The Company issued its 3.50% Convertible Senior Notes due 2024 and 8¼% Senior Notes due 2011 in November 2004 and December 2004, respectively. All notes were guaranteed by Ryerson Tull Procurement Corporation, a subsidiary of the Company. The Company is updating its historical financial information to provide the footnote required by Rule 3-10 of Regulation S-X. Financial statements for the years ended December 31, 2003, December 31, 2002 and December 31, 2001 are attached hereto as Exhibit 99.2. Financial statements for the three and nine months ended September 30, 2004 and September 30, 2003 are attached hereto as Exhibit 99.3.

Pro forma financial statements which reflect the Company’s two aforementioned note issuances, the previously disclosed acquisition of J & F Steel LLC (which closed on July 31, 2004) and the proposed acquisition of Integris are attached hereto as Exhibit 99.4.

Item 9.01	Financial Statements and Exhibits

A list of exhibits is attached hereto as an Exhibit Index and is incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYERSON TULL, INC.

Dated: December 23, 2004	/s/ Lily L. May
By: Lily L. May
Its: Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Pricewaterhouse Coopers LLP regarding Ryerson Tull, Inc.

23.2	Consent of Pricewaterhouse Coopers LLP regarding Integris Metals, Inc.

23.3	Consent of Pricewaterhouse Coopers LLP regarding the metals distribution businesses of NAMD Inc.—Successor Entity.

23.4	Consent of Pricewaterhouse Coopers LLP regarding the metals distribution businesses of NAMD Inc.—Predecessor Entity.

23.5	Consent of Pricewaterhouse Coopers LLP regarding Reynolds Aluminum Supply Company.

99.1	Information relating to Integris Metals, Inc.

99.2	Financial statements of Ryerson Tull, Inc. for the years ended December 31, 2003, December 31, 2002 and December 31, 2001 (including the financial statement schedule).

99.3	Financial statements of Ryerson Tull, Inc. for the three and nine months ended September 30, 2004 and September 30, 2003.

99.4	Unaudited pro forma condensed consolidated financial data of Ryerson Tull, Inc.